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                                                Filed Pursuant to Rule 497 (e)
                                                Registration File No.: 333-53546



                                                             August 11, 2003
                                                                  Supplement

[MORGAN STANLEY LOGO OMITTED]





                        SUPPLEMENT DATED AUGUST 11, 2003

                              TO THE PROSPECTUS OF

                MORGAN STANLEY INTERNATIONAL VALUE EQUITY FUND

                             Dated October 30, 2002



     Effective August 11, 2003, Morgan Stanley Investment Advisors Inc. (the "Investment Manager") entered into a Sub-Advisory Agreement with Morgan Stanley Investment Management Limited (the "Sub-Advisor"). As a result, the following changes to the Prospectus are required:

     The first sentence of the first paragraph of the section of the Prospectus titled "THE FUND -- Fund Management" is hereby amended and replaced in its entirety by the following:

          The Fund has retained the Investment Manager -- Morgan Stanley Investment Advisors Inc. -- to provide administrative services and manage its business affairs.

     The following sentence is hereby added as the second sentence of the first paragraph of the section of the Prospectus titled "THE FUND -- Fund Management":


         The Investment Manager has, in turn, contracted with the Sub-Advisor -- Morgan Stanley Investment Management Limited -- to invest the Fund's assets including the placing of orders for the purchase and sale of portfolio securities.


     The following paragraph is hereby added as the second paragraph of the section of the Prospectus titled "THE FUND -- Fund Management":


         The Sub-Advisor, together with its investment management affiliates, managed assets of approximately $385 billion as of June 30, 2003. The Sub-Advisor, a wholly-owned subsidiary of Morgan Stanley, provides a broad range of portfolio management services to its clients. Its main office is located at 25 Cabot Square, Canary Wharf, London, United Kingdom E14 4QA.


     The following sentence is hereby added as the last sentence of the last paragraph of the section of the Prospectus titled "THE FUND -- Fund Management":


         The Investment Manager pays the Sub-Advisor on a monthly basis a portion of the net management fees the Investment Manager receives from the Fund.


     References in the Prospectus to the Investment Manager, when used in connection with its investment activities include the Sub-Advisor acting under its supervision.